UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

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Definitive Information Statement

ACTIVE HEALTH FOODS, INC.

(Name of Registrant as Specified in Its Charter)

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Aggregate number of securities to which transaction applies:

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ACTIVE HEALTH FOODS, INC.

6185 Magnolia Avenue, Suite 403

Riverside, CA 92506

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO

SEND US A PROXY

Dear Stockholders:

This information statement (“Information Statement”) is being furnished to holders of record at the close of business on October 13, 2014 of the common stock, par value $0.001 per share (the “Common Stock”), of ACTIVE HEALTH FOODS, INC., a California corporation (the “Company”), with respect to certain corporate actions of the Company.  This Information Statement is first being mailed or furnished to the stockholders of record of the Company on or about October 27, 2014.

The purpose of this Information Statement is to notify stockholders of the Company that, on October 13, 2014, the Company received a written consent in lieu of a meeting of stockholders, from the holders of 1,155,091,963 shares of Common Stock (representing 23.7% of the issued and outstanding shares of Common Stock and approximately 11.6% of the total vote of common shares) and 1,000 shares of Series A Preferred Stock, carrying a vote equal to 51 percent of all shares entitled to vote, a cumulative total of approximately 62.6% of the total vote.  The written consent adopted a resolution approving a 1 for 1,000 reverse split of the common shares of the Company and the amendment of the Articles of Incorporation to reduce the authorized shares of common stock from 15,000,000,000 to 500,000,000 shares.

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON OCTOBER 13, 2014 ARE ENTITLED TO NOTICE OF THE CORPORATE ACTION.  STOCKHOLDERS WHO HOLD IN EXCESS OF 60% OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE ACTION HAVE VOTED IN FAVOR OF THE ACTION.  AS A RESULT, THE ACTION HAS BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY.  THIS ACTION IS EXPECTED TO BE EFFECTIVE ON A DATE THAT IS AT LEAST 20 DAYS AFTER THE MAILING OF THIS INFORMATION STATEMENT.

The Company’s board of directors is not soliciting your proxy.  This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.  The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ E. Robert Gates

E. Robert Gates

Chairman

October 14, 2014

ACTIVE HEALTH FOODS, INC.

6185 Magnolia Avenue, Suite 403

Riverside, CA 92506

INFORMATION STATEMENT

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share (the “Common Stock”), at the close of business on October 13, 2014 of ACTIVE HEALTH FOODS, INC., a California corporation (the “Company”), with respect to certain corporate actions of the Company.  This Information Statement is first being mailed or furnished to the stockholders of the Company on or about October 27, 2014.

ABOUT THIS INFORMATION STATEMENT

What is the purpose of this Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify stockholders of the Company, as of the close of business on October 13, 2014 (the “Record Date”), of the corporate action expected to be taken pursuant to the written consent of a majority of the total voting power held by stockholders of the Company.  A holder of a majority of the total voting power of all classes of the Company’s common and preferred stock, voting together, has approved an amendment to the Company’s articles of incorporation to reduce the number of common shares authorized to be issued by the Company from 15,000,000,000 shares, par value $0.001, to 500,000,000 shares, par value $0.001, and to cause a reverse split of the common stock on the basis of 1 post split common shares for each 1,000 common shares before the reverse split (the “Action”).  In order to eliminate the costs and management time involve in holding a special meeting, and in order to effect the corporate action as soon as possible, the Company decided to proceed with the corporate action by obtaining the written consent of four stockholders holding a majority of the voting power of the Company, in accordance with California Law.

Who is entitled to notice?

All holders of shares of Common Stock of record on the close of business on the Record Date are entitled to notice of the Action.

On what corporate matters did the principal stockholders vote?

One shareholder holds a majority (approximately 64.4% of the total vote) of the issued and outstanding voting capital stock entitled to vote on the Action.  The stockholder has voted for the following:

•

For the approval of a reverse split of the Common Stock of the Company on the basis of 1 post-split common share for each 1,000 shares of common stock outstanding before the reverse split.

•

For the approval of an amendment to the Articles of Incorporation to reduce the authorized common stock from 15,000,000,000 shares, par value $0.001, to 500,000,000 shares, par value $0.001after the reverse split.

What vote is required to approve the Action?

In order to amend the articles of incorporation of the Company, the affirmative vote of a majority of the voting capital stock is required.  On October 13, 2014, four stockholders of the Company holding in excess of 60 percent of the outstanding vote, voted in favor of the Action.  Under the General Corporation Law, as amended, of the State of California, and in accordance with the Bylaws of the Company, all activities requiring stockholder approval may be taken by obtaining the written consent and approval of holders of voting stock of the Company having a majority of the total vote of shares authorized to vote on the matter, in lieu of a meeting of the stockholders.  Because three shareholders holding 1,155,091,963 shares of Common Stock (representing 23.7% of the issued and outstanding shares of Common Stock and approximately 11.6% of the total vote of common shares) and one shareholder holding 1,000 shares of Series A Preferred Stock, carrying a vote equal to 51 percent of all shares entitled to vote ( a cumulative total of approximately 62.6% of the total vote on the Record Date), approved the actions, no further vote in connection with the Action is required by the remaining stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five percent, (ii) each of the Company’s executive officers, directors and director designees, and (iii) the Company’s executive officers, directors and director designees as a group.

Name of Beneficial Owner(1)	Number Of Common Shares	Percent Ownership
Gregory C. Manos(2)	360,000,000	7.4%
E. Robert Gates(3)	360,891,963	7.4%

All Directors, Officers and Principal Stockholders as a Group	720,891,963	14.9%%

Trend Associates, LLC	434,200,000	8.9%

Rowen S. Pfeifer.(4)	0	--

(1)	The address of each shareholder is care of the Company at the address of record unless otherwise stated.

(2)	Gregory C. Manos, is the former sole Director and officer of ACTIVE HEALTH FOODS, INC.
(3)	E. Robert Gates is sole officer and director

   (4)   Rowen S. Pfeifer holds no common shares but does hold 1,000 shares of Series A convertible preferred stock which votes with the common stock, and holds a total of 51% of the total voting of all classes entitled to vote.

ACTION 1

AMENDMENT TO THE ARTICLES OF INCORPORATION TO DECREASE

THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On October 13, 2014, the Company’s sole member of the board of directors adopted a resolution declaring it advisable to amend the Company’s articles of incorporation to decrease the number of common shares of the Company authorized to be issued to 500,000,000 and to undertake a reverse split of the common stock on the basis of 1 new common share for each 1,000 common shares outstanding before the reverse split. On October 13, 2014, the Company received a written consent in lieu of a meeting of stockholders from three holders of 1,155,091,963 shares of Common Stock and one holder of 1,000 shares of Series A preferred stock, having a combined vote of 62.6% of the total shares entitled to vote, approving the Action.  A copy of the Articles of Amendment is attached as Appendix A hereto.

Purpose of the Action

Over the course of the last several months, the Board of Directors has discussed the availability of authorized common shares to be issued by the Company in light of the current market price and trading activity of the common shares of the Company on the OTC Markets and the rights of certain holders of convertible promissory notes to convert at a price pegged to market price.  Additionally, given the current trading price and trends in the trading market, the Board of Directors has further determined that it is in the best interest of the Company and the shareholders to undertake a reverse split of the common stock on the basis of 1 new common share for each 1,000 common shares outstanding before the reverse split.

In consideration of the new direction of the Company, the Board of Directors recommends that the Company decrease the number of common shares that the Company is authorized to issue to 500,000,000 and to undertake the reverse split of the common stock on the basis of 1 new common share for each 1,000 pre-split common shares issued and outstanding, each action to be effective simultaneously and as soon as permitted by applicable regulatory requirements.

Effective Date of the Amendment

The Articles of Amendment of the Company will become effective upon the filing of the certificate of amendment to the Company’s articles of incorporation with Secretary of State of the State of California.  Pursuant to Rule 14c-2 under the Exchange Act, the foregoing Action may not become effective until a date that is at least 20 days after the date on which this Information Statement has been mailed to the stockholders of the Company, which is anticipated to be October 27, 2014. Accordingly, the reverse split and the Amendment are expected to be effective on November 17, 2014.

Dissenters’ Right of Appraisal

Under California law and the Company’s articles of incorporation and bylaws, no stockholder has any right to dissent to the proposed amendment to increase the number of common shares that the Company is authorized to issue and to change the par value, and no stockholder is entitled to appraisal of or payment for their shares of Common Stock pursuant to the Action.

ACTION 2

The Reverse Split

The Board of Directors of the Company unanimously approved a reverse stock split of all outstanding shares of our common stock at an exchange ratio of one-for-one thousand (1:1,000). In addition, the Board recommended approval of the reverse stock split and determined that effecting such a reverse split is in the best interests of the Company.  The common stock of the Company currently trades at an average daily price of approximately $0.0001 per share, which makes transfer and clearing of shares even more difficult than the usual problems dealing with penny stocks in general.  The reverse split will become effective at 5:00 p.m. Eastern Standard time on the effective date of the amendment to the Company’s certificate of incorporation with the Secretary of State of the State of California and the acceptance of the Notice of Corporate Action filed with the Financial Industry Regulatory Association (FINRA), which will occur approximately 20 days after this Information Statement is mailed to our shareholders of record on October 27, 2014.

As a result of the one-for-one thousand reverse stock split, each one thousand shares of outstanding common stock will be exchanged for one new share of common stock. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of outstanding common stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split. Currently, we are authorized to issue up to a total of 15,000,000,000 shares of common stock and the Board has approved an amendment to our Articles of Incorporation to decrease the authorized shares of common stock to 500,000,000.  In addition to the 4,881,571,233 shares of pre-split (4,881,572 post-split) common stock issued and outstanding on October 13, 2014, the Board must reserve up to approximately 9,163,398,464 shares of pre-split (9,163,399 shares post-split) common stock which may be issued upon the exercise of warrants, options or conversion rights, including options and rights granted under our stock option and incentive plans. Except with respect to the shares of common stock issuable upon the exercise, at the option of the holder, of any options, warrants or promissory note conversions, at present the Board has no other commitment to issue additional shares of common stock.

Reasons For The Reverse Stock Split.   The Board believes that the increased market price of the common stock expected as a result of implementing the reverse stock split will improve the marketability and liquidity of the common stock for our shareholders and will encourage interest and trading in the common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced (sub-penny) stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted that the liquidity of the common stock may be adversely affected by the reverse split given the reduced number of shares that would be outstanding after the reverse stock split. The Board anticipates, however, that the expected higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of the common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

The Board does not intend for this transaction to be the first step in a series of plans or proposals of a "going private transaction" within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended. The Board has determined that the reverse stock split is advisable and in the best interests of the Company and its shareholders. Such determination was based upon certain factors, including existing and expected marketability and liquidity of the common stock, prevailing market conditions and the likely effect on the market price of the common stock.

Effects of the Reverse Stock Split. After the effective date of the reverse stock split, each stockholder will own a reduced number of shares of the common stock. However, the reverse stock split will affect all of our common stockholders uniformly and will not affect any stockholder’s percentage ownership interests, except to the extent that the reverse split results in any of the stockholders owning a fractional share as described below. Proportionate voting rights will not change in a reverse stock split (other than as a result of rounding up to the nearest whole share in lieu of fractional shares). For example, a holder of 2% of the common stock voting power immediately prior to the reverse stock split would continue to hold 2% of the common stock voting power immediately after the reverse stock split. The number of stockholders of record will not be affected by the reverse stock split. The approximate number of shares of our common stock that will be outstanding as a result of the reverse stock split without accounting for fractional shares which will be rounded up to the nearest whole share and without accounting for possible future issues of common stock as a result of the exercise of conversions rights, acquisitions or other dilutive actions, will be 4,881,572 shares.

Approximately 9,163,399 common shares (after giving effect to the reverse stock split) will be reserved for issuance pursuant to outstanding options and warrants and conversion rights under previously issued convertible promissory notes and for future issuances under our equity incentive plan. Although the reverse stock split will not affect the rights of stockholders or any stockholder’s proportionate equity interest in us (subject to the treatment of fractional shares), the number of authorized shares of common stock will be reduced from the current 15,000,000,000 common shares to 500,000,000 common shares. This will decrease significantly the ability of the Board to issue authorized and unissued common shares without further stockholder action. The issuance in the future of such authorized common shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and common stock voting rights, of the currently outstanding shares of common stock. We currently do not have any plans to issue additional shares of common stock, other than upon exercise of outstanding options and warrants and conversion rights, or in connection with planned or other acquisitions.  Under the terms of the outstanding convertible debt, the reverse stock split will effect a reduction in the number of shares of common stock issuable upon exercise or conversion of such debt in proportion to the exchange ratio of the reverse stock split and will effect a proportionate increase in the exercise or conversion price of such outstanding debt. None of the rights currently accruing to holders of our outstanding convertible debt would be affected by the reverse stock split. The reverse stock split may increase the number of stockholders who own "odd lots" of less than 100 shares of common stock. Fractional shares of stock resulting from the reverse split will be rounded up to the nearest whole cent, so that there may be many current shareholders whose shares ownership after the reverse split will be less that 100 shares. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. The common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, and we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of the common stock under the Exchange Act. Following the reverse stock split, the common stock will continue to be quoted on the OTC Markets Pink Sheets

Effective Date.   The reverse stock split will become effective as of 5:00 p.m. Eastern Standard time on the effective date stated in the certificate of amendment to our certificate of incorporation with the offices of the Secretary of State of the State of California, which is November 17, 2014, subject, however, to the acceptance of our Notice of Corporate Action filed with FINRA.  Except as explained below with respect to fractional shares, on the effective date, shares of common stock issued and outstanding immediately prior thereto will be combined and converted into new shares of common stock in accordance with the reverse stock split ratio and issued in the new corporate name.

Fractional Shares. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Such person is referred to as the "exchange agent." No fractional shares of common stock will be issued as a result of the reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will be entitled to receive an additional share by rounding up to the nearest whole number of shares.

Exchange of Stock Certificates.   After the effective date of the reverse stock split, holders of pre-reverse split common shares may, but are not required to, surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split common shares. Stockholders should not destroy any stock certificate which, after the reverse stock split, will automatically represent that number of shares into which the shares represented by the old certificate have been combined and converted. Stockholders who wish to exchange their old certificates for new certificates should contact our transfer agent, Holiday Stock Transfer, Inc., 2939 North 67th Place, Scottsdale, AZ 85251, Telephone (480) 481-3940.

Accounting Consequences.   The par value per share of common stock will remain unchanged at $0.001 per share after the reverse stock split. As a result, on the effective date of the reverse split, the stated capital on the Company’s balance sheet attributable to the common stock will be reduced proportionally, based on the one-to-one thousand exchange ratio of the reverse stock split, from its present amount, and additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. It is not anticipated that any other accounting consequences would arise as a result of the reverse stock split, corporate name change or re-domicile to California.

No Appraisal Rights.   Under the California General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to the amendment to our certificate of incorporation to effect the reverse split, and the Company will not independently provide the stockholders with any such right.

Certificates representing shares of common stock, pre-reverse stock split, that contain a restrictive legend will be exchanged for common stock, post-reverse stock split, in the new corporate name with the same restrictive legend.  As applicable, the time period during which a stockholder has held the common stock, pre-reverse stock split, will be included in the time period during which such stockholder actually holds the common stock, post-reverse stock split, received for the purposes of determining the term of the restrictive period applicable to the common stock, post-reverse stock split.

Material U.S. Federal Income Tax Considerations of the Reverse Stock Split, Change of Domicile and Name Change. The following is a summary of material U.S. federal income tax considerations of the reverse stock split, change of domicile and corporate name change. It addresses only stockholders who hold the pre-reverse split shares and post-reverse split shares as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold the pre-reverse split shares as part of a straddle, hedge, constructive sale or conversion transaction, stockholders who hold the pre-reverse split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the "Code"), stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their pre-reverse split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws (including other U.S. federal tax laws). Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reverse stock split, change of domicile, or corporate name change.

EACH STOCKHOLDER IS ADVISED TO CONSULT HIS OR HER TAX ADVISOR AS TO HIS OR HER OWN SITUATION AND THE PARTICULAR FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, CHANGE OF DOMICILE OR CORPORATE NAME CHANGE.

The reverse stock split is intended to constitute a reorganization within the meaning of Section 368 of the Code and is not part of a plan to increase periodically a stockholder’s proportionate interest in the assets or earnings and profits of the Company. Assuming the reverse split qualifies as a reorganization, a stockholder generally will not recognize gain or loss on the reverse stock split. The aggregate tax basis of the post-reverse split shares received will be equal to the aggregate tax basis of the pre-reverse split shares exchanged therefor, and the holding period of the post-reverse split shares received will include the holding period of the pre-reverse split shares exchanged therefor. No gain or loss will be recognized by us as a result of the reverse stock split, change of domicile or corporate name change.

The Company’s opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

No Meeting of Stockholders Required

The Company is not soliciting any votes with regard to the Action.  The principal stockholders that have consented to the Action hold a majority of the total issued and outstanding shares of voting capital stock and, accordingly, such principal stockholders have sufficient shares to approve the Action.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

For the fiscal year ending on December 31, 2013, there were no transactions with related persons required to be disclosed in this Information Statement other than items already disclosed in our Annual Report on Form 10-K for the year ended December 31, 2013.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any additional proposals in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO MATTERS TO BE ACTED UPON

No officer, director or director nominee of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer, director or director nominee of the Company.  No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company as set forth in this Information Statement.

ADDITIONAL INFORMATION

The Company files reports with the Securities and Exchange Commission (the “SEC”).  These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to securities laws.  You may read and copy materials the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company received contrary instructions from one or more of the security holders.  The Company shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 6185 Magnolia Avenue, Suite 403, Riverside, California 92506, telephone (951) 360-9970.  A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.

.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ E. Robert Gates

E. Robert Gates

Chairman of the Board

October 14, 2014

APPENDIX A

CERTIFICATE OF AMENDMENT OF

ARTICLES OF INCORPORATION

ACTIVE HEALTH FOODS, INC.

The undersigned does hereby certify:

1.

He is the President and Secretary of Active Health Foods, Inc., a corporation, organized and existing under and by virtue of the laws of the State of California.

2.

The Articles of Incorporation of this Corporation are amended by changing the Article thereof numbered "IV" so that, as amended, said Article IV shall be and read as follows:

This Corporation shall combine the issued and outstanding shares of the common stock of the Corporation on the effective date of this amendment on a pro rata basis as a reverse stock split as defined in Section 182 of the California Corporations Code, such that each 1,000 shares of common stock issued and outstanding at the effective date of this amendment shall be combined into one (1) share of common stock, par value $0.001, with any fractional shares resulting from the reverse split rounded up to the next higher whole number of shares.

This Corporation shall be authorized to issue 500,000,000 shares of common stock, par value $0.001, and 10,000,000 shares of preferred stock, par value $0.001.  The common stock shall have equal voting rights on all matters requiring a vote of shareholders, including the election of directors.  The Board of Directors is authorized to determine or to alter the rights, preferences, privileges and restrictions granted to or imposed upon the wholly unissued shares of preferred stock authorized to be issued, without further vote or approval of the shareholders.

3.

The foregoing amendments have been duly approved by the Board of Directors of Active Health Foods, Inc. on October 13, 2014.

4.

The foregoing amendments of the Articles of Incorporation have been duly approved by the required vote of the common shareholders in accordance with Section 902, California Corporation Code.  There are no shares of preferred stock of the Corporation issued and outstanding. The total number of authorized shares of voting common stock is 15,000,000,000 prior to the amendment, of which 4,881,571,233 have been issued and are currently outstanding.  The number of common shares voting in favor of the amended was 1,910,675,200, or 51.3%, exceeding the 50 percent vote required in order to approve the amendment.

5.

The foregoing amendments shall be effective on November 17, 2014.

I declare, under penalties of perjury under the laws of the State of California, that the matters set forth in this certificate are true and correct, of my own knowledge.

Dated this 14th day of October, 2014

By:_______________________________________

Title: Chief Executive Officer/President and Secretary

Name:   E. Robert Gates